As filed with the Securities and Exchange Commission
                      on November 13, 1998

                                       Registration No. 333-64473
                                    Registration No. 333-64473-01
=================================================================

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                          ------------

                         AMENDMENT NO. 2
                                TO
                             FORM S-3
                     REGISTRATION STATEMENT
                              UNDER
                   THE SECURITIES ACT OF 1933

                          ------------

   GREAT-WEST LIFE & ANNUITY            GWL&A FINANCIAL INC.
      INSURANCE CAPITAL I
 (Exact name of registrant as       (Exact name of registrant as
    specified in charter)              specified in charter)

           Delaware                           Delaware
 (State or other jurisdiction       (State or other jurisdiction
     of incorporation or                of incorporation or
        organization)                      organization)

             6733                               6719
 (Primary Standard Industrial       (Primary Standard Industrial
 Classification Code Number)        Classification Code Number)

          applied for                        84-1474245
         (IRS Employer                     (IRS Employer
     Identification No.)                Identification No.)


                      8515 East Orchard Road
                    Englewood, Colorado 80111
                          (303) 689-3000
  (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                       Mitchell T.G. Graye
        Senior Vice President and Chief Financial Officer
           Great-West Life & Annuity Insurance Company
                      8515 East Orchard Road
                    Englewood, Colorado, 80111
                          (303) 689-3000
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          ------------

                           Copies To:

      David W. Hirsch                      Lee Meyerson
  Cleary, Gottlieb, Steen                 Simpson Thacher
        & Hamilton                          & Bartlett
     One Liberty Plaza                 425 Lexington Avenue
    New York, NY 10006            New York, New York 10017-3954
      (212) 225-2000                      (212) 455-2000

                          ------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
     As soon as practicable after the effective date of this
                     Registration Statement.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

EACH OF THE REGISTRANTS HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL EACH OF THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

=================================================================

                         EXPLANATORY NOTE

      This Amendment No. 2 to the Registration Statement is being filed solely for the purpose of filing exhibits to the Registration Statement, and no changes or additions are being made hereby to the Prospectus which forms part of the Registration Statement. Accordingly, the Prospectus has been omitted from this filing.

                             PART II
              INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The estimated expenses in connection with issuance and distribution of the securities being registered, other than underwriting compensation, are:

Securities Act Filing Fee.....................  $    44,250
New York Stock Exchange Listing Fee...........       88,100
Legal Fees and Expenses.......................      300,000*
Accounting Fees and Expenses..................      100,000*
Printing and Engraving Fees...................       90,000*
Property Trustee's Fees.......................        6,000*
Miscellaneous.................................        6,650
                                                    -------
      Total...................................  $   635,000*
                                                   ========

------------------
 *     Estimated

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Section 145 of the Delaware General Corporation law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

      GWL&A Financial Inc.'s Articles of Incorporation provides for the indemnification of directors.

      GWL&A Financial Inc.'s Bylaws provide for the indemnification of officers, directors and third parties acting on behalf of GWL&A Financial Inc. if such person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interest of GWL&A Financial Inc.'s, and, with respect to any criminal action or proceeding, the indemnified party had no reason to believe his conduct was unlawful.

ITEM 16.     EXHIBITS

1*       Form of Underwriting Agreement.
3.1**    Articles of Incorporation of GWL&A Financial Inc.
3.2**    Bylaws of GWL&A Financial Inc.
4.1**    Certificate of Trust of Great-West Life & Annuity
         Insurance Capital I.
4.2 Form of Amended and Restated Declaration of Trust of Great-West Life & Annuity Insurance Capital I.
4.3 Form of Indenture between GWL&A Financial Inc. and The Bank of New York, as Trustee.
4.4 Form of Guarantee Agreement between GWL&A Financial Inc. and The Bank of New York, as Trustee.
4.5      Form of Capital Security (included in Item 4.2 above).
4.6 Form of Subordinated Debt Security (included in Item 4.3 above).
5.1      Opinion of Richards, Layton & Finger.
5.2      Opinion of Cleary, Gottlieb, Steen & Hamilton.
8.1      Opinion of Cleary, Gottlieb, Steen & Hamilton.

12**     Calculation of Ratio of Income to Fixed Charges and
           Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.
23.1**   Consent of Deloitte & Touche LLP.
23.2**   Consent of Deloitte & Touche LLP.
23.3     Consent of Richards, Layton & Finger (included in its
           Opinion filed as Exhibit 5.1).
23.4     Consent of Cleary, Gottlieb, Steen & Hamilton (included
           in its Opinion filed as Exhibit 5.2).
24**     Powers of Attorney of GWL&A Financial Inc.
25.1**   Form T-1, Statement of Eligibility under the Trust
           Indenture Act of 1939, as amended, of The Bank of New York, as Property Trustee under the Amended and Restated Declaration of Trust of Great-West Life & Annuity Insurance Capital I.
25.2**   Form T-1, Statement of Eligibility under the Trust
           Indenture Act of 1939, as amended, of The Bank of New York, as Trustee under the Indenture.
25.3**   Form T-1, Statement of Eligibility under the Trust
           Indenture Act of 1939, as amended, of The Bank of New York, as Guarantee Trustee under the Guarantee of GWL&A Financial Inc. for the benefit of holders of the Capital Securities of Great-West Life & Annuity Insurance Capital I.


------------------------
  *   To be filed by amendment.
  **  Previously filed.



ITEM 17.   UNDERTAKINGS

      Each of the undersigned Registrants hereby undertakes that:
(1) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective, and (2) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      Each of the undersigned Registrants hereby undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, each of the Registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                            SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, each of the Registrants certifies that it has reasonable grounds to believe that it has qualified for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Englewood, State of Colorado, on November 12, 1998.

                   GREAT-WEST LIFE & ANNUITY INSURANCE
                     CAPITAL I


                   By: GWL&A Financial Inc., as Sponsor


                   By: /s/  Mitchell T.G. Graye
                       --------------------------------
                       Mitchell T.G. Graye
                       Senior Vice President, Chief Financial
                       Officer

                   Date: November 13, 1998


                   GWL&A FINANCIAL INC.


                   By: /s/  William T. McCallum
                       --------------------------------
                       William T. McCallum
                       President and Chief Executive Officer

                   Date:  November 13, 1998

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of GWL&A
Financial Inc. in the capacities and on the dates indicated.

Signature and Title                                Date


/s/ William T. McCallum                         November 13, 1998
---------------------------------
    William T. McCallum
    President and Chief Executive
    Officer and a Director

/s/ Mitchell T.G. Graye                         November 13, 1998
---------------------------------
    Mitchell T.G. Graye
    Senior Vice President, Chief
    Financial Officer

/s/ Glen R. Derback                             November 13, 1998
---------------------------------
    Glen R. Derback
    Vice President and Controller

   *                                            November 13, 1998
-----------------------------------
    James Balog, Director

   *                                            November 13, 1998
-----------------------------------
    James W. Burns, Director

   *                                            November 13, 1998
-----------------------------------
    Orest T. Dackow, Director

   *                                            November 13, 1998
-----------------------------------
    Andre Desmarais, Director

                                                November   , 1998
-----------------------------------
    Paul Desmarais, Jr., Director

   *                                            November 13, 1998
-----------------------------------
    Robert G. Graham, Director

   *                                            November 13, 1998
-----------------------------------
    Robert Gratton,
    Chairman of the Board

   *                                            November 13, 1998
-----------------------------------
    N. Berne Hart, Director

   *                                            November 13, 1998
-----------------------------------
    Kevin P. Kavanagh, Director

   *                                            November 13, 1998
-----------------------------------
    William Mackness, Director

   *                                            November 13, 1998
-----------------------------------
    Jerry E.A. Nickerson, Director

   *                                            November 13, 1998
-----------------------------------
    P. Michael Pitfield, Director

   *                                            November 13, 1998
-----------------------------------
    Michel Plessis-Belair, Director

   *                                            November 13, 1998
-----------------------------------
    Brian E. Walsh, Director

*  By: /s/ D. Craig Lennox                      November 13, 1998
       ----------------------------
       D. Craig Lennox
       Attorney-in-fact pursuant to
       Powers of Attorney filed herewith.

                         INDEX TO EXHIBITS

EXHIBIT
   NO.               DESCRIPTION OF EXHIBITS

  1*       Form of Underwriting Agreement.
  3.1**    Articles of Incorporation of GWL&A Financial Inc.
  3.2**    Bylaws of GWL&A Financial Inc.
  4.1**    Certificate of Trust of Great-West Life & Annuity
             Insurance Capital I.
  4.2      Form of Amended and Restated Declaration of Trust of
             Great-West Life & Annuity Insurance Capital I.
  4.3      Form of Indenture between GWL&A Financial Inc. and The
             Bank of New York, as Trustee.
  4.4      Form of Guarantee Agreement between GWL&A Financial
             Inc. and The Bank of New York, as Trustee.
  4.5      Form of Capital Security (included in Item 4.2 above).
  4.6      Form of Subordinated Debt Security (included in Item
             4.3 above).
  5.1      Opinion of Richards, Layton & Finger.
  5.2      Opinion of Cleary, Gottlieb, Steen & Hamilton.
  8.1      Opinion of Cleary, Gottlieb, Steen & Hamilton.
  12**     Calculation of Ratio of Income to Fixed Charges and
             Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend.
  23.1**   Consent of Deloitte & Touche LLP.
  23.2**   Consent of Deloitte & Touche LLP.
  23.3     Consent of Richards, Layton & Finger (included in
             its Opinion filed as Exhibit 5.1).
  23.4     Consent of Cleary, Gottlieb, Steen & Hamilton
             (included in its Opinion filed as Exhibit 5.2).
  24**     Powers of Attorney of GWL&A Financial Inc.
  25.1** Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Property Trustee under the Amended and Restated Declaration of Trust of Great-West Life & Annuity Insurance Capital I.
  25.2** Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee under the Indenture.
  25.3** Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Guarantee Trustee under the Guarantee of GWL&A Financial Inc. for the benefit of holders of the Capital Securities of Great-West Life &
           Annuity Insurance Capital I.

  ----------------

*   To be filed by amendment.
**  Previously filed.